                                                                                                                                                                                                                                                                                                                        Sub-Item 77Q1

Dreyfus Municipal Bond Opportunity Fund

The Registrant's Amended and Restated By-Laws are herein incorporated by reference to Post-Effective Amendment No. 39 (the "Amendment") to the Registrant's Registration Statement on Form N-1A.  The Amendment was filed with the Securities and Exchange Commission on August 26, 2011, and became effective September 1, 2011.